                         Notice of Guaranteed Delivery

                                      for

                                  TRACOR, INC.

                               Offer to Exchange
          Any and all of its 8 1/2% Senior Subordinated Notes due 2007

                Pursuant to the Prospectus dated April 18, 1997

                                       by

                                  TRACOR, INC.


THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MAY 16, 1997, UNLESS EXTENDED TO A DATE NOT LATER THAN JUNE 13, 1997 (THE "EXPIRATION DATE"). TENDERED NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.


     As set forth in the Prospectus dated April 18, 1997 (the "Exchange Memorandum") under the caption "Procedures for Tendering Notes -- Guaranteed Delivery" and the accompanying Letter of Transmittal dated April 10, 1997 (the "Letter of Transmittal") and Instruction 2 thereto, this form, or one substantially equivalent hereto, must be used to accept the Exchange Offer if certificates representing the 8 1/2% Senior Subordinated Notes due 2007 (the "Notes") of Tracor, Inc., a Delaware corporation (the "Company"), are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit a Holder's certificates or other required documents to reach the Exchange Agent on or prior to the Expiration Date. Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or mail to the Exchange Agent and must include a guarantee by an Eligible Institution unless such form is submitted on behalf of an Eligible Institution. Capitalized terms used and not defined herein have the respective meanings ascribed to them in the Exchange Memorandum.

                             The Exchange Agent is:

                       U.S. TRUST COMPANY OF TEXAS, N.A.

           By Mail:              By Overnight Mail or Courier:             By Hand:
 U.S. Trust Company of Texas,    U.S. Trust Company of Texas,    U.S. Trust Company of Texas,
              N.A.                           N.A.                            N.A.
        Corporate Trust                 Corporate Trust                 Corporate Trust
         P.O. Box 841              770 Broadway, 13th Floor        111 Broadway, Lower Level
        Cooper Station           New York, New York 10003-9598   New York, New York 10006-1906
 New York, New York 10276-0841
Facsimile Transmission Number:       Confirm by Telephone:               Information:
        (212) 420-6504                  (212) 420-6624                  (800) 225-2398
                                                                        (212) 420-6624

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN THE ONES LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies & Gentlemen:

     Upon the terms and subject to the conditions set forth in the Exchange Memorandum and accompanying Letter of Transmittal, receipt of which is hereby acknowledged, the undersigned hereby tenders to Tracor, Inc., a Delaware
corporation (the "Company"), $          principal amount (at maturity) of
Original Notes, pursuant to the guaranteed delivery procedures set forth in the Exchange Memorandum and accompanying Letter of Transmittal.

    CERTIFICATE NUMBERS OF ORIGINAL NOTES
                (IF AVAILABLE)                           PRINCIPAL AMOUNT TENDERED

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

If Original Notes will be tendered by book-entry transfer: (check one)

Names of Tendering Institution:                        [ ]  The Depository Trust Company
-----------------------------------------------------
                                                       [ ]  The Midwest Securities Trust Company

Account No. ------------------------------------ at    [ ]  The Philadelphia Depository Trust Company

     The undersigned authorizes the Exchange Agent to deliver this Notice of Guaranteed Delivery to the Company and U.S. Trust Company of Texas, N.A. with respect to the Original Notes tendered pursuant to the Exchange Offer.

     All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

                                   SIGN HERE

--------------------------------------------------------------------------------
                    Signature(s) of Registered Holder(s) or
                              Authorized Signatory

--------------------------------------------------------------------------------
                         Name(s) of Registered Holders
                             (Please Type or Print)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Address

--------------------------------------------------------------------------------
                                    Zip Code

--------------------------------------------------------------------------------
                         Area Code and Telephone Number

Dated:                              , 1997
------------------------------------

                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, hereby (a) represents that the above-named person(s) has a net long position in the Original Notes tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) represents that such tender of Original Notes complies with Rule 14e-4 and (c) guarantees delivery to the Exchange Agent of certificates representing the Original Notes tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Original Notes into the Exchange Agent's account at a Book-Entry Transfer Facility (as defined in the Exchange Memorandum), in each case together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees and any other documents required by the Letter of Transmittal, within three New York Stock Exchange trading days after the date hereof.

--------------------------------------------    --------------------------------------------
                Name of Firm                                       Title
--------------------------------------------    --------------------------------------------
            Authorized Signature                        Name (Please Type or Print)
                                                                   Dated:
                                                 ----------------------------------------,
                                                                    1997
--------------------------------------------
                  Address
--------------------------------------------
       Area code and Telephone Number

NOTE: DO NOT SEND CERTIFICATES REPRESENTING ORIGINAL NOTES WITH THIS FORM.
      CERTIFICATES FOR ORIGINAL NOTES MUST BE SENT WITH YOUR LETTER OF TRANSMITTAL.

                                        3